ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Supplement dated May 13, 2010 to the Prospectus dated May 1, 2010

I.

The section of the Advanced Series Trust prospectus entitled How the Fund Is Managed – Investment Subadvisers – Prudential Bache Asset Management is hereby deleted and replaced with the following:

Prudential Bache Asset Management (Bache). Bache is a an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (PFI) and an operating company of PFI’s Global Commodities Group. It is registered with the US Securities Exchange Commission as an investment adviser and with the US Commodity Futures Trading Commission as a commodity trading advisor and a commodity pool operator. Bache is also a member of the National Futures Association. Bache’s principal place of business is One New York Plaza, 13th Floor, New York, NY 10292. As of December 31, 2009, Bache had approximately $348 million in assets under management.

II.

The section of the Advanced Series Trust prospectus entitled How the Fund Is Managed – Portfolio Managers – AST Academic Strategies Asset Allocation Portfolio – (Bache: Commodities Segment) is hereby deleted and replaced with the following:

Rupert Allan: Mr. Allan is President and Head of Commodity Asset Management for Bache. Mr. Allan is responsible for developing and implementing the strategic business plan for the Global Commodities Group as well as taking responsibility for product development, marketing and distribution, supervision of the sales and support teams, and governance and controls. Prior to joining Bache, Mr Allan was employed by Tremont Group Holdings, a fully owned subsidiary of OppenheimerFunds and MassMutual Financial Group, as President and CEO with responsibility for managing and developing their Hedge Funds of Funds business. Mr. Allan also worked at Societe Generale in the Equity Derivatives division where he was a member of the investment committee and was responsible for establishing and building the hedge fund managed account platform. Before joining Societe Generale in 1996 Mr Allan started his career in finance at Mercantile House in London where he created and managed a number of hedge fund of fund products. Mr. Allan holds a BA in Politics and International Studies from Warwick University.

Ronald Ivans (born 1954): Mr. Ivans is Portfolio Manager and Senior Vice President of Bache. Mr Ivans is also a senior executive with responsibilities for finance, operations and control for various legal entities within Prudential Financial, Inc.’s Global Commodities Group. Throughout his career, Mr. Ivans has been involved with the structuring, implementation and management of a myriad financial products for high net worth and institutional clients, including managed commodity pools. Mr. Ivans’ duties include managing the Global Commodities Group’s segregated funds, which is in excess of $2 billion. Mr. Ivans received a Bachelor’s Degree in Business Administration from Hofstra University and a MBA in International Business from Adelphi University. Mr. Ivans is also a Certified Public Accountant.

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